GENERAL SECURITY AGREEMENT

GENERAL SECURITY AGREEMENT, dated July 11, 2007, by and between Karat Platinum LLC ("Debtor"), and Sentra Consulting Corp. ("Secured Party").

WITNESSETH:

WHEREAS, Secured Party is making a series of loans to Debtor in the original principal amount of up to One Million Two Hundred Thousand and 00/100 ($1,200,000) Dollars pursuant to one or more advances, and each advance will be evidenced by a promissory note (as each such promissory note may be amended, restated, modified, or otherwise supplemented from time to time, the "Notes");

WHEREAS, as a condition precedent to the making of such loans by Secured Party to Debtor, Secured Party has required that Debtor enter into, and Debtor has agreed to enter into, this General Security Agreement assigning, pledging, conveying, hypothecating, transferring, granting, and delivering to Secured Party a continuing lien on and first security interest in and to all of Debtor's right, title and interest with respect to the Collateral (hereinafter defined), as collateral security for Debtor's obligations to Secured Party, on the terms and conditions set forth herein;

NOW THEREFORE, and in consideration of Debtor obtaining the loan from Secured Party with knowledge that Secured Party would not have advanced the loan but for the promises of Debtor hereunder, Debtor binding itself and its successors and assigns, does hereby promise, covenant, and agree as follows:

1. **SECURITY INTEREST.**

1.1 Grant of Security. As security for the Obligations (as defined below), Debtor hereby grants a continuing lien on and first priority security interest to Secured Party in all of Debtor's right, title and interest, in and to any and all items of personal property described on Schedule A, whether now existing or hereafter arising or acquired, wherever located, together with all attachments, accessions and equipment now or hereafter affixed thereto or used in connection therewith, all substitutions and replacements thereof, all supporting obligations thereof, and all proceeds thereof (the "Collateral").

1.2 Security for Obligations. This Security Agreement secures the payment and performance of all the Obligations (hereinafter defined). For purposes of this Agreement, "Obligations" is used in its most comprehensive sense and means all of the following:

(a) The Notes;

(b) All now existing or hereafter arising obligations, indebtedness, and liabilities of Debtor to Secured Party under the Notes, and all claims of Secured Party against Debtor, of every kind and description, and all extensions, renewals, replacements, modifications, and refundings of such obligations, whether such obligations are from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, arising out of contract or tort, arising by operation of law or otherwise, liquidated or unliquidated, and however evidenced, or whether evidenced by any instrument, agreement, or book account, whether or not presently contemplated by the parties, and whether for principal, interest, fees, expenses or otherwise; and

(c) All costs of collection or enforcement of the foregoing, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any action or proceeding.

1.3 Debtor Remains Liable. This Security Agreement shall not affect Debtor's liability to perform all of its duties and obligations under the transactions giving rise to the Obligations. Secured Party shall not have any obligation or liability under the transactions giving rise to the Obligations by reason of this Security Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

1.4 Continuing Agreement. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until performance and payment in full of the Obligations.

2. PERFECTION OF SECURITY INTEREST.

2.1 Authorization to File Financing Statements. Debtor shall execute all such financing statements pursuant to the Uniform Commercial Code as in effect from time to time in New York State (the "UCC") or other notices appropriate under applicable law, including the Federal Assignment of Claims Act and any state motor vehicles registration statute, as Secured Party may require, each in form satisfactory to Secured Party. Debtor also shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Security Agreement or any other agreement or document executed and delivered pursuant hereto or to the Obligations (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where Secured Party deems filing or recording is necessary or desirable. Debtor hereby irrevocably authorizes Secured Party to (i) at any time and from time to time to file in any filing office in any UCC jurisdiction any financing statements and amendments thereto that contain any information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization, and any organization identification number issued to Debtor, and Debtor shall also furnish any such information to Secured Party promptly upon request; (ii) file any UCC financing statements or amendments thereto without the signature of Debtor or by signing of Debtor's name to any such financing statements as its attorney-in-fact, in jurisdictions in which Secured Party is unable to file financing statements or amendments without Debtor's signature; (iii) file a photographic or other reproduction of this Security Agreement as a financing statement, (iv) file notices of assignment pursuant to the Federal Assignment of Claims Act, (v) file applications for certificates of title or (vi) take all other action which Secured Party may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Security Agreement. Debtor also ratifies its authorization for Secured Party to have filed in any UCC jurisdiction one or more financing statements or amendments thereto if filed prior to the date of this Security Agreement.

2.2 Collateral Covenants. To further insure the attachment, perfection and first priority of, and the ability of Secured Party to enforce Secured Party's security interest in the Collateral, Debtor agrees, at the request and option of Secured Party, to take any and all other actions as Secured Party may determine to be necessary or useful for the attachment, perfection, and first priority of, and the ability of Secured Party to enforce, Secured Party's security interest in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that the Debtor's signature is required therefor, (b) causing Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral, (c) complying with any provision of any statute, regulation, or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents, and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor, or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in forms and substance satisfactory to Secured Party and (f) taking all actions under any earlier versions of the UCC or under any other law, as reasonably determined by Secured Party to be applicable in any relevant UCC or other jurisdiction, including any foreign jurisdiction.

3. EVENTS OF DEFAULT.

3.1 Definition of Event of Default. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") by Debtor under this Security Agreement:

(a) if a "Default" or "Event of Default" occurs under the Notes;

(b) if Debtor defaults in the punctual payment of any sum payable with respect to, or in the observance or performance of any of the terms and conditions of the Notes, this Agreement or any other agreement between Debtor and Secured Party;

(c) if Debtor defaults in the observance or performance of any provision of the Notes or this Agreement;

(d) if any written warranty or representation made in the Notes to Secured Party by or on behalf of Debtor is false or misleading in any material respect;

(e) in the event of loss, theft, substantial damage to or destruction of any Collateral, or the making or filing of any lien, levy, or execution on, or seizure, attachment or garnishment of, any of the Collateral;

(f) if Debtor shall fail to maintain its existence in good standing;

(g) if Debtor shall become insolvent (however defined or evidenced) or make an assignment for the benefit of creditors, or make or send notice of an intended bulk transfer, or if there shall be convened a meeting of the creditors or principal creditors of Debtor or if a committee of creditors is appointed for any of them;

(h) if there shall be filed by or against Debtor any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) and same has not been vacated within 30 days;

(i) if any proceedings, procedure or remedy supplementary to or in enforcement of judgment shall be commenced against, or with respect to any property of, Debtor;

(j) if any petition or application to any court or tribunal, at law or in equity, be filed by or against Debtor for the appointment of any receiver or trustee for Debtor or any part of the property of any of them; or

3.2 Acceleration. If any Event of Default occurs, then Secured Party, by notice in writing to Debtor shall inform Debtor of such Event of Default and if such default is not cured within forty-five (45) days from the date such notice is received by Debtor, then Secured Party, may, at its option, declare all Obligations to be due and payable, without notice, protest, presentment, or demand, all of which are expressly waived by Debtor.

4. **MISCELLANEOUS.**

4.1 Waiver. No course of dealing or usage of trade, and no oral or written representations or agreement, between Debtor and Secured Party, whether or not relied on or acted upon, and no act, delay or omission by Secured in exercising any right or remedy hereunder or with respect to any Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand by Secured Party at any time shall not operate as a waiver in the future of Secured Party's right to exercise any right or remedy without notice or demand. Secured Party may remedy any default by Debtor in any reasonable manner, without waiving the default remedied, and without waiving any other prior or subsequent default by Debtor.

4.2 Remedies Cumulative. All rights and remedies with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively, or concurrently at such time or at such times as Secured Party deems expedient.

4.3 Amendment. This Agreement may be amended or modified only by a writing signed by all of the parties hereto and any provision hereof may be waived only by a writing signed by Secured Party.

4.4 Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

4.5 Assignment. The benefits of this Security Agreement shall inure to the benefit of the successors and assigns of Secured Party. The rights and obligations of Debtor under this Security Agreement shall not be assigned or delegated, by operation of law or otherwise, without the prior consent of Secured Party, and any such assignment or attempted assignment shall be void, of no force or effect, and shall constitute a material default by Debtor. The term "operation of law" shall include without limitation a transfer of ownership or control in Debtor.

4.6 Headings. The headings contained herein shall be for convenience of reference only and shall not have any bearing in the meaning of the provisions contained herein.

4.7 Interpretation. (a) Reference to any agreement, document, or instrument means such agreement, document, or instrument, as may be modified, amended, restated, or otherwise supplemented from time to time. Reference to any law, statute, regulation, rule, or ordinance shall mean law, statute, regulations, rule, or ordinance as amended, modified, codified, replaced, or reenacted, in whole or in part, from time to time. (b) "Including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term means not limited to. (c) With respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding". (d) References to any documents, instruments, or agreements shall be deemed to refer as well to all addenda, exhibits, schedules, or amendments thereto.

4.8 CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES, including without limitation, the UCC. All terms defined in the UCC and used herein shall have the meaning specified in the UCC, unless otherwise defined herein.

4.9 Jurisdiction. Debtor hereby irrevocably consents to the jurisdiction of the state or federal courts located in New York County, New York, in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations, or the transactions and the relationships established thereunder. Debtor hereby waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that the service thereof may be made by certified mail directed to Debtor at the address provided herein for receipt of notices. Debtor so served shall appear or answer to such summons, complaint or other process within 30 days after the mailing thereof.

4.10 DEBTOR WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY. ALL PARTIES TO THIS AGREEMENT UNCONDITIONALLY, IRREVOCABLY, AND EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, SUIT, COUNTERCLAIM, OR CROSS-CLAIMS ARISING DIRECTLY OR INDIRECTLY IN ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) IN ANY WAY ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT OR TRANSACTIONS OR THE RELATIONSHIPS ESTABLISHED THEREUNDER. ALL PARTIES CONFIRM THAT THE FOREGOING WAIVER OF A TRIAL BY JURY IS INFORMED AND FREELY MADE.

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IN WITNESS WHEREOF, the undersigned have executed this Security Agreement on the date first set forth above.

DEBTOR:

KARAT PLATINUM LLC

By: ______________________
Name: David Neuberg
Title: Member

SECURED PARTY:

SENTRA CONSULTING CORP.

By: ______________________
Name: ______________________
Title: ______________________

Philip Septimus
President

SCHEDULE A

TO

GENERAL SECURITY AGREEMENT

All personal property of Debtor, now owned and hereafter acquired, now existing or hereafter arising, of every kind and description, wherever located, including, without limitation, the following:

(1) All goods (including, without limitation, inventory and equipment);

(2) All fixtures;

(3) All accounts;

(4) All letter of credit rights;

(5) All deposit accounts;

(6) All investment property (including, without limitation, dividend distributions on investment property, and any reallocation, recapitalization, reclassification or increase or reduction of capital, as an addition to, in substitution for, or in exchange for any of the investment property.);

(7) All instruments;

(8) All documents;

(9) All chattel paper (whether tangible or electronic);

(10) All general intangibles;

(11) All commercial tort claims (Secured Party acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to Debtor's compliance with section 2.2(g) of this Agreement);

(12) All supporting obligations;

(13) All returned or repossessed goods arising from or relating to any accounts or chattel paper;

(14) All substitutes and replacements for, accessions, attachments, and other additions to any of the above

(15) All certificates of title and certificates of origin or manufacturers statements or origin relating to any of the foregoing, now owned or hereafter acquired;

(16) All property similar to any of the foregoing hereafter acquired by Debtor;

(17) All ledger sheets, files, records, documents, instruments, and other books and records (including computer programs, tapes, and related electronic data processing software) evidencing an interest in or relating to the above.

(18) All proceeds of any of the above.

KARAT PLATINUM LLC

By:

Name: David Neuberg

Title: Member